Exhibit 10.2

SECURED PROMISSORY NOTE

$19,200,000

Providence, Rhode Island	July 10, 2025

FOR VALUE RECEIVED, Gano Holdings, LLC, a Rhode Island limited liability company with its principal place of business located at 1140 Reservoir Avenue, Cranston, Rhode Island (“Borrower”), promises to pay to the order of Rockland Trust Company, a Massachusetts trust company with a place of business located at 288 Union Street, Rockland, Massachusetts (“Bank”), the principal sum of Nineteen Million Two Hundred Thousand Dollars ($19,200,000), or, if less, the aggregate unpaid principal amount of advances made by Bank to Borrower under that certain Loan Agreement dated even date between Borrower and Bank (the “Agreement”), together with interest as provided in the Agreement on any and all principal amounts remaining unpaid hereunder from time to time from the date hereof until payment in full hereof, payable monthly in arrears as provided in the Agreement. All payments shall be made by the Borrower to the Bank at its address set forth above or such other place as the Bank may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without deduction or withholding for, any taxes or other payments. In the event that any payment of principal and/or interest (other than payment of the principal at maturity) shall not be received by the Bank within fifteen (15) days of the due date, the Borrower shall, to the extent permitted by law, pay the Bank not later than one (1) month thereafter a late charge of five percent (5%) of the overdue payment. All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after the occurrence of an Event of Default (as defined in the Agreement), payments will be applied to the obligations of the Borrower to the Bank as the Bank determines in its sole discretion. All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed. All capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Agreement.

If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

Whenever there is an Event of Default in existence, the unpaid principal balance hereof shall, at the option of the Bank, bear interest at a rate which is six percentage (6%) points per annum greater than that which would otherwise be applicable under the Agreement.

If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of the loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by Bank to Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date.

This Note is the Note referred to in, and is entitled to the benefits of, the Agreement. Reference is made to the Agreement for rights as to the repayment hereof and the acceleration of the maturity hereof. Borrower shall pay on demand all reasonable and actual out of pocket expenses of Bank in connection with the preparation, administration, default, collection, waiver or amendment of loan terms, or in connection with Bank’s exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any reasonable and actual out of pocket fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the loan or the Collateral (as defined in the Agreement), and the amount of all such expenses shall, until paid, bear interest at the rate hereunder (including any default rate) and be an obligation secured by any Collateral.

Borrower and any co-makers, any indorser hereof or any other party hereto or any guarantor hereof (collectively, “Obligors”) and each of them: (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances (without notice to or further assent from any of Obligors), and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank’s rights under this Note, under any indorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note.

This Note is delivered in and shall be construed under the internal laws (and not the law of conflicts) of the State of Rhode Island, and in any litigation in connection with, or enforcement of, this Note or of any indorsement or guaranty of this Note or any security given for payment hereof, Obligors, and each of them, CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF RHODE ISLAND OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON OBLIGORS BY MAILING A COPY OF THE SUMMONS TO THEIR RESPECTIVE ADDRESSES. BORROWER AND BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

As security for this Note, Bank has a lien on, a continuing security interest in, and a right to set-off at any time during the existence of an Event of Default, without notice, all tangible and intangible personal property and deposit accounts in the possession, or under the control, of Bank which belong to any Obligors. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THIS NOTE, PRIOR TO ITS EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH PROPERTY OR DEPOSITS ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

This Note is secured by, among other things, a Security Agreement, a Guaranty and Indemnity Agreement, a Pledge Agreement and Assignment, an Assignment of Management Agreement, a Collateral Assignment of Leases and Rents and an Open-End Mortgage and Security Agreement with respect to real estate located at 220 India Street, Providence, Rhode Island, all dated even date.

IN WITNESS WHEREOF, this Note has been executed by the duly authorized signatory of Borrower as of the date first above written.

WITNESS:	Gano Holdings, LLC

/s/ Ron M. Hadar	By:	/s/ James A. Procaccianti
Ron M. Hadar, Witness		James A. Procaccianti, Authorized Signatory

STATE OF RHODE ISLAND COUNTY OF PROVIDENCE

In Cranston, RI on this 8th day of July, 2025, before me personally appeared James A. Procaccianti, Authorized Signatory of Gano Holdings, LLC, proved to me through satisfactory evidence of identification, which was photographic identification with signature issued by a federal or state governmental agency, or personal knowledge of the undersigned, to be the party executing the foregoing instrument and he acknowledged said instrument, by him executed to be his free act and deed and the free act and deed of Gano Holdings, LLC.

/s/ Ron M. Hadar
Notary Public

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